Exhibit 10.4

AMENDMENT TO DEBENTURE OF FIXED CHARGE

This amendment (the “Amendment”) to the Debenture of Fixed Charge dated October 23, 2013, as amended, modified, restated, replaced or supplemented and as may be further amended, modified, restated, replaced or supplemented from time to time in accordance with its terms (the “Debenture”) is made as of June 13, 2016 by and among Inspire M.D Ltd., a limited liability company organised and existing under the laws of the State of Israel with its registered office at 4 Menorat Hamaor St., Tel Aviv, 6744831, Israel, company number 51-367943-1 (the “Pledgor”), and Hercules Capital, Inc., a Maryland corporation with its registered office at 400 Hamilton Avenue, Suite 310, Palo Alto, California 94301 (the “Lender”) and Hercules Capital, Inc., a Maryland corporation with its registered office at 400 Hamilton Avenue, Suite 310, Palo Alto, California 94301 in its capacity as administrative agent for itself and the Lenders under the Loan Agreement (in such capacity, the “Agent”). All terms capitalized and not otherwise defined hereunder shall have the meanings assigned to such terms under the Debenture.

WHEREAS, the Lender, the Pledgor and the its parent company InspireMD, Inc. have entered into that certain loan arrangement dated as of October 23, 2013, evidenced by, among other documents, a certain Loan and Security Agreement dated as of October 23, 2013 (hereinafter, as may be amended, restated, replaced or supplemented from time to time in accordance with its terms, and together with the Loan Documents (as defined thereunder), collectively, the “Loan Agreement”) and in connection with that Loan Agreement, the Pledgor and the Lender wish to amend the provisions of the Debenture as set forth herein.

NOW THEREFORE, the Parties agree as follows:

1.	Description of Change in Terms:

A.	The first paragraph of the preamble shall be replaced in its entirety with the following:

“WHEREAS, the undersigned, Inspire M.D Ltd, a limited liability company organised and existing under the laws of the State of Israel with its registered office at 4 Menorat Hamaor St., Tel Aviv, 6744831, Israel (hereinafter: the “Pledgor”), intends to receive, jointly and severally with its parent company, InspireMD, Inc. (hereinafter: the “Parent”) from several banks and other financial institutions or entities from time to time parties to the Loan Agreement (as defined below) (collectively, the “Lender”), including Hercules Capital, Inc., a Maryland corporation with its registered office at 400 Hamilton Avenue, Suite 310, Palo Alto, California 94301 in its capacity as administrative agent for itself and the Lenders (in such capacity, the “Agent”), a loan or loans, for such purpose and on such conditions as specified in the provisions of that certain Loan and Security Agreement entered into between and among the Lenders, the Pledgor and the Parent on October 23rd, 2013, as amended from time to time (hereinafter, as may be amended, restated, replaced or supplemented from time to time in accordance with its terms, and together with the Loan Documents (as defined thereunder), collectively, the “Loan Agreement”);”

B.	Section 2 of the Debenture shall be replaced in its entirety with the following:

"     2.        As collateral security for the full and punctual payment of all of the Secured Sums (whether at stated maturity, acceleration or otherwise), and without derogating from any other security, the Pledgor hereby absolutely and unconditionally charges and pledges to the Lender and its successors by way of a first ranking fixed charge and pledge, and by an assignment by way of pledge, as applicable, (A) (i) all Pledgor's rights to receive funds from its customers listed under Appendix A attached hereto (the “Customers List”), and (ii) each outstanding account as specified in Appendix B attached hereto (the “Pledged Accounts”), and (B) all Pledgor's rights, whether now existing or thereafter created (i) in and to all copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work thereof, whether published or unpublished, and whether or not the same also constitutes a trade secret, now or hereafter existing, created, acquired or held (“Copyrights”), including without limitation as specified in Appendix C attached hereto; (ii) in and to all patents, patent applications and like protections, including without limitation improvements, divisions, continuations, renewals, reissues, extensions, and continuations-in-part of the same (“Patents”), including without limitation as specified in Appendix D attached hereto; (iii) in and to all trademark and service mark rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of Pledgor connected with and symbolized by such trademarks (“Trademarks”), including without limitation as specified in Appendix E attached hereto; (iv) in and to all mask works or similar rights available for the protection of semiconductor chips, now owned or hereafter acquired (“Mask Works”), including, without limitation as specified in Appendix F; (v) in and to all trade secrets and trade secret rights, including, without limitation, any rights to unpatented inventions, know-how, operating manuals; (vi) in and to all source code; (vii) in and to all design rights; (viii) in and to all claims for damages by way of past, present and future infringement of any of the foregoing, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the intellectual property rights identified above; and (ix) in and to all trade secrets, and any and all intellectual property rights in computer software and computer software products now or hereafter existing, created, acquired or held; (x) in and to all amendments, renewals and extensions of any of the Copyrights, Trademarks, Patents and Mask Works; in all cases whether now owned or hereafter acquired by Pledgor; (xi) in and to all licenses or other rights to use any of the Copyrights, Patents, Trademarks, or Mask Works and all license fees and royalties arising from such use to the extent permitted by such license or rights; (xii) to all proceeds and products of the foregoing, including, without limitation, all payments under insurance or any indemnity or warranty payable in respect of any of the foregoing; and (C) all the fixed assets listed under Appendix G (the “Equipment List”) (hereinafter (A), (B) and (C), jointly and severally, the "Charged Property”).

It is hereby agreed and acknowledged that the description of the Charged Property, including without limitations, the Customers List, Pledged Accounts, Copyrights, Patents, Trademarks, Mask Works and Equipment List, shall be amended and updated from time to time by the Pledgor, in accordance with the provisions hereof and the provisions of the Loan Agreement."

C.	The following shall be added as Section 33 of the Debenture:

"            AGENCY

33.          Lenders hereby irrevocably appoints Hercules Capital, Inc. to act on their behalf as the administrative agent for itself and the Lenders (in such capacity, the “Agent”) hereunder and authorizes the Agent to take such actions on its behalf and to exercise such powers as are delegated to the Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. It is hereby noted that all rights granted herein to the Lender shall be deemed as granted to the Agent for the ratable benefit of the Lenders.”

2.	The above mentioned Appendixes shall be attached hereto as integral part hereof and as integral part of the Debenture.

3.	Except as specifically set forth herein, none of the terms of the Debenture shall be in any way modified by this Amendment, and all such terms and conditions shall remain in full force and effect.

4.	This Addendum is made in accordance with Section 29 of the Debenture, and constitutes (together with any appendix attached hereof) an integral part thereof.

-signature page follows-

IN WITNESS WHEREOF, the parties have caused this Amendment to be signed on the date first above written.

/s/ Ben Bang
HERCULES CAPITAL, INC. [also in its capacity as Agent]
By:	Ben Bang
Title:	Associate General Counsel

/s/ Craig Shore
INSPIRE M.D LTD
By:	Craig Shore
Title:	CFO

Appendix A
Customers List

Company	Country
CMS Produtos Medicos Ltda (OLD)	Brazil
Dispomed Promet	Croatia
Medreto OU	Estonia
Dr. Osypka GmbH	Germany
Tzamal Jakobsohn Ltd	Israel
KIRLOSKAR TECHNOLOGIES (P) LTD	India
Euromed GmbH	Austria
Sigma Medical B.V.	Netherlands
Bosti Trading Ltd.	Cyprus
Dream Technology L.P.	United Kingdom
Charles de Giorgio Ltd.	Malta
Premier G. Med Cardio Ltd	Hungary
Torque Medical	South Africa
Stimcare	Czech Republic
Fortimed	Spain
Grex Medical Oy	Finland
Tecmed SRL	Romania
Vascular Perspectives Ltd	United Kingdom
Meliora Medtech AB	Sweden
lnselspital Bern	Switzerland
Hospital Fribourgeols	Switzerland
Chi Le Raincy Montfermeil	France
Groupe Hospitalier Mutualiste	France
CHUV	Switzerland
Bay Medical Pty Ltd	Australia
CENTRE HOSPITALIER D AVIGNON	France
GlobalMed a.s.	Slovakia
Universitatsmedizin Rostock	Germany
CMS Chile	Chile
CHU Besancon (not active)	France
CH Haguenau	France
PLN Szpital Uniwersytecki w Krakowie	Poland
Katedra i Klinika Kardiologii Uniwersytetu Medyc	Poland
University Hospitals Southampton NHS Foundation	United Kingdom
Vingmed AS. Norway	Norway
KAUF Klinikum Fulda gAG	Germany
Clinique Pasteur	France
SLK Kliniken Heilbronn GmbH	Germany
Centre Hospitalier de la region Anneciennc	France
Charite - Universitatsmedizin Berlin - CVK	Germany
Kardiologische Praxis Prof. Dr. Silber	Germany

lnstitut Jacques Cartier	France
HJK Erkelenz/Am Schneller	Germany
Centre Hospitalier de LA CAVALE BLANCHE	France
CHU Jean Minjoz Besancon	France
SPZOZ, Pracownia Hemodynamiki	Poland
Waldkrankenhaus	Germany
SAS CLINIQUE GENERALE DE MARIGNANE	France
Antwerp Cardiovascular Institute, AZ Middelheim	Belgium
G.C.S. Cardio CHRA	France
Krakowskie Centrum Kardiologii	Poland
CHU Gabriel Montpied	France
Clinique Saint-Vincent	France
Sana-Herzzentrum Cottbus GmbH	Germany
Herzzentrum Dresden GmbH	Germany
Cardiology Associates of North MS/Research, LLC	United States
SIA Scanmed	Latvia
CARDIO MEDICAL D.O.O.	Slovenia
Unfallkrankenhaus Berlin	Germany
Vingmcd Sweden	Sweden
polyclinique des fleurs	France
Medilex Limited	Ireland
Hopital Claude Galien ICPS	France
Sz.P. Wieslaw Mazurek	Poland
Hopital haut leveque-CHU de Bordeaux	France
CHU de Toulouse hopital de Rangueil	France
Kardia	Italy
Uniwersytecki Szpital Kliniczny	Poland
Avidal Group GMBH	Germany
JSC Medikamcntu tinklas Co.	Lithuania
HELIOS Klinikum Aue	Germany
Uniwersyteckie Centrum Kliniczne	Poland
Wojskowym Instytutem Medycznym	Poland
Izasa Hospital SLU	Spain
Uniwersytetu Medycznego w Lodzi	Poland
Klinika Kardiologii i Angiologii Interwencyjnej	Poland
Charite Universitatsklinikum Berlin Campus Virch	Germany
Charite Universitatsklinikum Berlin Campus Benja	Germany
Cardiff University Hospitals	United Kingdom
Sheffield Teaching Hospitals	United Kingdom
Universitatsklinikum Magdeburg A.o.R.	Germany
Petr Jerabek	Czech Republic
Jan Winten	Belgium
Christopher MacLeod	United Kingdom
Miki Olsher	Israel
Stephane Viney	France
Vivianc Barbieri	Brazil

Dominika Chudzik	Poland
Eduard Kasper	Germany
Paul Jeffers	United Kingdom
Jane Bettoni	Italy
Sieglinde Reik-Lingen	Germany
Piet van den Bosch	Netherlands
Juan Rigla	Spain
Kim Vandeweyer	Belgium
Rick Olson	United Kingdom
Pavel Minkov	Israel
Ralph Essers	Netherlands
Jens Ten Doornkaat	Germany
Giancarlo Fasulo	Italy
TIP Profiles Karolina Mendocha	Poland
Augusta-Krankcnhaus VKKD	Germany
Logis-Med Sp. Zo.o.	Poland
VASMO Medical Group	Poland
Centre Hospitalier St. Joseph et st Luc 2	France
Avidal Group GMBH as Agent	Germany
Klinikum Stadt Soest	Germany
Herz- und Diabeteszentrum NRW	Germany
Manchester Royal Infirmary	United Kingdom
Austro Line d.o.o.	Monaco
I.R.C.C.S. Policlinico San Donato	Italy
Azienda ULSS 13 MIRANO Regione Veneta	Italy
Hairmyres NHS Trust OCT	United Kingdom
Sheba Medical Center	Israel
Stefano Cova	Italy
Herzklinik Dres Harer	Germany
Sunderland Hospital	United Kingdom
CARDIO MEDICAL SALES L.P.	Lithuania
Nathalie Barthelemy	France
MCZ-Hemodynamika	Poland
Kaster Srl	Italy
Norfolk and Norwich University Hospital- OCT	United Kingdom
Morriston Hospital- OCT	United Kingdom
Papworth Hospital NHS Foundation Trust- OCT	United Kingdom
University Hospitals of South Manchester- OCT	United Kingdom
Hairmyres NHS Trust	United Kingdom
Freeman Hospital	United Kingdom
SAMODZIELNY PUBLICZNY ZOZ WOJE	Poland
Shaare Zedek Medical Center	Israel
מ”עבעשירא	Israel
CROSSMED S.r.1.	Italy
Carlos Haya Hospital	Spain
LMR A.O.U. Citta delta Salute e della	Italy

LMR Ospedale Policlinico Santa Maria	Italy
Cyvital Enterprises Limited	Cyprus
Piotr Musialek	Poland
ULSS 13 Mirano - Presidio de Mirano - LMR	Italy
Pauls Stradins Clinical University Hospital -LMR	Latvia
VIDE BULA	Brazil
E-Symbion SRL	Romania
ProCardia Medical Sp. z o.o.	Poland
Carmel Medical Center	Israel
Prof. Schofer	Poland
Rothschild Hospital	France
CHU Grenoble	France
INMED Com. de Mat. Hosp. Ltda	Brazil
INTUIT	Brazil
TECNOMEDICAL	Brazil
Somma Produtos Hospitalares LTDA	Brazil
Penumbra Europe GmbH	Germany
Endovix	Brazil
The Queen Elizabeth University Hospital	United Kingdom
SUPRI Medical and Hospital Devices Ltda	Brazil
WORLD MEDICAL S.A.S.	Colombia
lmportadora y Exportadora CAMIR LTDA	Chile
Pro Gem	Slovenia
Osypka AG	Germany
Barts and The London NHS Trust	United Kingdom
Med-All International	Germany
Mediscape	Malaysia
Angiocor S.A.	Argentina
Svelte Medical Systems, Inc.	United States
EURO MEKO	Germany
QUALIMED	Germany
BCH	Canada
Natec Medical Ltd.	Mauritius
Cardiovascular Interventional Concepts (CIC)	Brazil
LEVBETH MEDICAL SA DE CV	Mexico
MedlineS Kft.	Hungary
KEBOMED AS	Denmark
Endo Tech s.r.o	Czech Republic

[END OF EXHIBIT A]

Appendix B

Pledged Accounts

Det Trial Bal: Acct Curr & USD

6/8/2016

Curr	Account No.	Account Description	Balance (ILS)	Bal (USD)	Bal (Acct Curr)	Curr
1**.ASSETS
10*.CURRENT ASSETS
104.Accounts Receivable- Clients
	100021	Tzamal Jakobsohn Ltd	243,941.71	64,338.97
Total			243,941.71	64,338.97	0
CHF	100068	CHUV	3,746.60	996.17	963.36	CHF
Total			3,746.60	996.17	963.36	CHF
EUR	100015	Medreto OU	1,711.52	453.98	400	EUR
	100036	Bosti Trading Ltd.	-31,014.72	-8,246.40	-7,260.51	EUR
	100054	Torque Medical	-137.76	-17.98		EUR
	100057	Grex Medical Oy	-427.17	-113.58	-100	EUR
	100058	Tecmed SRL	22,499.75	5,929.17	5,250.00	EUR
	100071	GlobalMed a.s.	30,772.13	8,093.11	7,145.00	EUR
	100097	Institut Jacques Cartier	5,094.19	1,347.06	1,185.78	EUR
	100121	G.C.S. Cardio CHRA	9,256.31	2,467.07	2,171.56	EUR
	100137	polyclinique des fleurs	-115.81	-30.79	-27.11	EUR
	100139	Hopital Claude Galien ICPS	4,210.96	1,119.64	985.78	EUR
	100142	Hopital haut leveque-CHU de Bordeaux	4,168.82	1,119.50	985.78	EUR
	100144	Kardia	67,940.45	18,064.46	15,904.78	EUR
	100146	Avidal Group GMBH	80,372.52	20,931.35	18,700.00	EUR
	100159	Izasa Hospital SLU	108,984.02	28,689.59	25,320.00	EUR
	100229	Centre Hospitalier St. Joseph et st Luc 2	2,121.10	560.55	492.89	EUR
	100230	Avidal Group GMBH as Agent	2,801.51	716.5	658.45	EUR
	100249	Kaster Srl	124,500.75	33,366.48	29,150.00	EUR
	100262	CROSSMED S.r.l.	118,126.56	30,948.36	27,360.00	EUR
	100266	Cyvital Enterprises Limited	6,806.32	1,820.58	1,600.00	EUR
	100293	MedlineS Kft.	-3,359.23	-736.02	-786.53	EUR
	100295	Endo Tech s.r.o	-59.9	-14.42		EUR
Total			554,252.32	146,468.21	129,135.87	EUR
GBP	100254	Hairmyres NHS Trust	118.43	31.49	21.59	GBP
	100255	Freeman Hospital	-3,250.20	-831.25	-600	GBP
	100297	Asteral Services Ltd	428.05	114.24	78	GBP
Total			-2,703.72	-685.52	-500.41	GBP
PLN	100227	Logis-Med Sp. Z o.o.	-7,209.62	-1,843.89	-7,250.00	PLN
Total			-7,209.62	-1,843.89	-7,250.00	PLN
USD	100050	Temp USD	-165.48	-44	-44	USD
	100129	SIA Scanmed	31,451.49	8,237.50	8,237.50	USD
	100243	CARDIO MEDICAL SALES L.P	525,895.00	134,500.00	134,500.00	USD
	100285	Penumbra Europe GmbH	132,652.31	30,615.00	30,615.00	USD
	100288	SUPRI Medical and Hospital Devices Ltda	-166.95	0		USD
	100291	Cardiovascular Interventional Concepts (CIC)	133	0		USD
	100292	LEVBETH MEDICAL SA DE CV	4,270.20	0		USD
	100294	KEBOMED AS	43,968.65	11,000.00	11,000.00	USD
	207136	provision for returns	75.22	20	20	USD
	300023	Angiocor S.A	102,527.00	27,000.00	27,000.00	USD
Total			840,640.44	211,328.50	211,328.50	USD
105.Accounts Receivable- Doubtful
EUR	100027	Novalab France	266,498.55	70,858.43	62,387.00	EUR
	100028	Euromed Deutschland GmbH	748,246.48	198,948.81	175,163.63	EUR
	100029	Euromed GmbH	23,921.52	6,360.41	5,600.00	EUR
	100034	Slainte Solutions Ltd	62,443.71	16,602.95	14,618.00	EUR
	101111	Provision for bad debts Euro	-1,101,239.86	-292,805.07	-257,798.97	EUR
Total			-129.6	-34.47	-30.34	EUR
GBP	100190	Cardiff University Hospitals	3,016.86	802.14	550	GBP
	101112	Provision for bad debts GBP	-3,016.86	-802.14	-550	GBP
Total			0	0	0	GBP
USD	100273	E-Symbion SRL	18,924.14	5,021.00	5,021.00	USD
	101113	Provision for bad debts $	-18,883.98	-5,021.00	-5,021.00	USD
Total			40.16	0	0	USD
TOTAL			1,632,578.29	420,567.97		USD

Appendix C

Copyrights

None.

Appendix D

Patents

Description	Registration/ Application Number (Country)	Registration/ Application Date

Optimized Stent Jacket	198,665 (IL)	Nov. 21, 2007; issued May 28, 2014

Optimized Stent Jacket	ZL200780043259.2 (CN)	Nov. 21, 2007; issued Jan. 2, 2013

Optimized Drug-Eluting Stent Assembly	9,132,003 (US); 14/314,777	June 24, 2014; issued Jan. 2, 2013

Optimized Stent Jacket	ZL201210454357.8 (CN)	Nov. 13, 2013; issued Dec. 9, 2015

Bifurcated Stent Assemblies	198,188 (IL)	Oct. 18, 2007; issued May 1, 2014

In Vivo Filter Assembly	8,043,323 (US); 11/582,354	Oct. 18, 2006; issued Oct. 25, 2011

Bifurcated Stent Assemblies	8,961,586 (US); 11/797,168	May 1, 2007; issued Feb. 24, 2015

In Vivo Filter Assembly	9,132,261 (US); 13/237,977	Sept. 21, 2011; issued Sept. 15, 2015

Bifurcated Stent Assemblies	ZL200780046676.2 (CN)	Issued Sept. 26, 2012

Stent Apparatuses For Treatment Via Body Lumens And Methods Of Use	2,609,687 (CA)	May 24, 2006; issued April 22, 2014

Stent Apparatuses For Treatment Via Body Lumens And Methods Of Use	2,843,097 (CA)	Feb. 20, 2014; issued Oct. 27, 2015

Stent Apparatuses For Treatment Via Body Lumens And Methods Of Use	2007/10751 (ZA)	Issued Oct. 27, 2010

Filter Assemblies	198189 (IL)	Oct. 18, 2007; issued Mar. 27, 2014

Filter Assemblies	2,666,712 (CA)	Oct. 18, 2007; issued Mar. 31, 2015

Filter Assemblies	ZL200780046659.9 (CN)	Oct. 18, 2007; issued Mar. 31, 2015

Filter Assemblies	201210119132.7 (CN)	Oct. 18, 2007

Knitted Stent Jackets	198190 (IL)	Oct. 18, 2007; issued Feb. 1, 2014

Knitted Stent Jackets	ZL200780046697.4 (CN)	Issued Oct. 10, 2012; expires Oct. 17, 2027

Knitted Stent Jackets	2,666,728 (CA)	Oct. 18, 2007; issued June 23, 2015

Knitted Stent Jackets	ZL201210320950.3 (CN)	Oct. 18, 2007; issued Dec. 2, 2015

Stent with Sheath and Metal Wire	14/315,001 (US); 2014/0309723	June 25, 2014

Stent with Sheath and Metal Wire and Methods	14/705,871 (US); 2015/0230953	May 6, 2015

Optimized Stent Jacket	12/791,008 (US); 2010/0241214	June 1, 2010

Intravascular Aneurysm Treatment Device And Methods	14/935,339 (US); 2016/0058589	Nov. 6, 2015

Optimized Stent Jacket	07827415.6 (EP); EP2088962 A4	Nov. 21, 2007

Optimized Stent Jacket	230922 (IL)	Feb. 11, 2014

Optimized Stent Jacket	2,670,724 (CA)	Nov. 21, 2007

Optimized Stent Jacket	4008/DELNP/2009 (IN)	Nov. 21, 2007

Optimized Drug-Eluting Stent Assembly	14/851,882 (US); 2015/0374519	Sept. 11, 2015

Bifurcated Stent Assemblies	3113/DELNP/2009 (IN)	Oct. 18, 2007

Stent Apparatuses For Treatment Via Body Lumens And Methods Of Use	EP 06745069.2 (EP); EP1885281 A2	May 24, 2006

Stent Apparatuses For Treatment Via Body Lumens And Methods Of Use	11/920,972 (US); 2009/0138070	Nov. 23, 2007

Stent Apparatuses For Treatment Via Body Lumens And Methods Of Use	187516 (IL)	Nov. 20, 2007

Carotid Stent Assembly and Methods for Treatment Via Body Lumens	14/500,759 (US); 2015/0032197	Sept. 29, 2014

Filter Assemblies	EP 2007 827228.3 (EP)	Oct. 18, 2007

Filter Assemblies	12/445,972 (US); 2010/0204772	Apr. 17, 2009

Filter Assemblies	2,881,557 (CA)	Feb. 6, 2015

Filter Assemblies	3114/DELNP/2009 (IN)	Oct. 18, 2007

Knitted Stent Jackets	EP 07827229.1 (EP); EP 2076212 A2	Oct. 18, 2005

Knitted Stent Jackets	12/445,980 (US); 2010/0324651	Apr. 17, 2009

Knitted Stent Jackets	3171/DELNP/2009 (IN)	Oct. 18, 2007

Knitted Stent Jackets	2,887,189 (CA)	Apr. 2, 2015

Stent Thermoforming Apparatus and Methods	14/505,310 (US); 2016/0096308	Oct. 2, 2014

Stent Thermoforming Apparatus and Methods	PCT/IB2015/057367	Sept. 24, 2015

Stent-Mesh Assembly And Methods	14/592,714 (US); 2015/0119971	Jan. 8, 2015

Stent with Sheath and Metal Wire Retainer	13/994,739 (US); 2013/0274858	Dec. 18, 2011

Deformable Tip For Stent Delivery And Methods Of Use	62/290,031 (US)	Feb. 2, 2016

[END OF EXHIBIT D]

Appendix E

Trademarks

Description	Registration/ Application Number (Country)	Registration/ Application Date

CARENET	013399977 (EU)	Mar. 17, 2015

CGUARD	013370978 (EU)	Mar. 26, 2015

INSPIREMD	008642118 (EU)	Apr. 26, 2010

MGUARD	008642175 (EU)	Apr. 26, 2010

MGUARD PRIME	013366141 (EU)	Mar. 12, 2015

MICRONET (Class 10) (Supplemental Registration)	4,721,716 (US); 85/659,900	Apr. 14, 2015

MNP MicroNet Protection Logo	011737699 (EU)	Sept. 9, 2013

CARENET	86/261,697 (US)	Apr. 24, 2014

CGuard	86/364,984 (US)	Aug. 13, 2014

MGUARD PRIME	86/417,711 (US)	Oct. 8, 2014

InspireMD	86/702,932 (US)	July 23, 2015

SmartFit	86/702,941 (US)	July 23, 2015

PVGuard	86/702,984 (US)	July 23, 2015

NGuard	86/702,957 (US)	July 23, 2015

AGuard	86/702,971 (US)	July 23, 2015

Appendix F

Mask Works

None.

Appendix G

Equipment List

Distributed via e-mail.